UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 31, 2022
_____________________________________________________________________________________
Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-36837	36-4802442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
533 Maryville University Drive
St. Louis, Missouri 63141
(Address of principal executive offices)
Registrant’s telephone number, including area code: (314) 985-2000
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ENR	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On January 31, 2022, Energizer Holdings, Inc. (the “Company”) held its annual meeting of shareholder (the “Annual Meeting”). At the Annual Meeting, of the 66,543,726 shares outstanding and entitled to vote, 62,010,421 were represented, constituting a quorum. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1: Management’s nominees for director were elected to serve until the Annual Shareholders’ Meeting to be held in 2023, or until their respective successors are elected and qualified, by the votes of the shareholders set forth in the table below:

Nominee	For	Against	Abstain	Non-Votes
Carlos Abrams-Rivera	55,212,587	246,791	99,489	6,451,554
Bill G. Armstrong	55,152,088	298,948	107,831	6,451,554
Cynthia J. Brinkley	55,143,672	326,839	88,356	6,451,554
Rebecca Frankiewicz	55,164,915	301,283	92,669	6,451,554
Kevin J. Hunt	55,164,709	297,035	97,123	6,451,554
James C. Johnson	54,976,769	483,261	98,837	6,451,554
Mark S. LaVigne	55,198,276	255,418	105,173	6,451,554
Patrick J. Moore	55,158,581	299,631	100,655	6,451,554
Donal L. Mulligan	55,211,471	241,120	106,276	6,451,554
Nneka L. Rimmer	55,163,249	303,142	92,476	6,451,554
Robert V. Vitale	47,918,051	7,543,859	96,957	6,451,554

Proposal 2: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2022 was ratified by the votes of the shareholders set forth in the table below:

For	Against	Abstain
61,618,154	260,243	132,024
Proposal 3: The Company’s executive compensation, as described in the Company’s 2021 Proxy Statement, was approved by the non-binding advisory votes of the shareholders set forth in the table below:

			Broker
For	Against	Abstain	Non-Votes

54,452,193	937,151	169,523	6,451,554

Proposal 4: The shareholders gave an advisory approval of the Company’s frequency of future advisory votes to approve executive compensation, as described in the Company’s 2021 Proxy Statement::

1 Year	2 Year	3 Year	Abstain

54,778,280	69,787	568,184	142,616

Item 7.01 Regulation FD Disclosure.

On January 31, 2022, the Company announced that its Board of Directors declared a quarterly dividend of $0.30 per share on its Common Stock, payable on March 16, 2022 to all shareholders of record as of the close of business on February 22, 2022. A copy of the press release announcing the dividend declaration is attached hereto as Exhibit 99.1

The information furnished pursuant to this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of the Exchange

Act, nor shall such information or exhibit be deemed incorporated by reference into any filing by the Registrant with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended, the rules and regulations of the SEC thereunder, the Exchange Act, as amended, or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such a filing

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached hereto:

Exhibit Number.	Description of Exhibit

99.1	Press Release, dated January 31, 2022, announcing quarterly dividend.

101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in iXBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File, formatted in iXBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:  /s/ John J. Drabik
John J. Drabik
Executive Vice President and Chief Financial Officer

Dated: January 31, 2022